Exhibit 99.1

Exhibit 99.1

Endo International plc

Bank of America Merrill Lynch Health Care Conference

May 13, 2014

©2014 Endo Pharmaceuticals Inc. All rights reserved.

Forward Looking Statements; NonGAAP Financial Measures

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Canadian securities legislation. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements. Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Although Endo believes that these forward-looking statements and information are based upon reasonable assumptions and expectations, readers should not place undue reliance on them, or any other forward looking statements or information in this news release. Investors should note that many factors, as more fully described in the documents filed by Endo with securities regulators in the United States and Canada including under the caption “Risk Factors” in Endo’s and EHSI’s Form 10-K, Form 10-Q and Form 8-K filings, as applicable, with the Securities and Exchange Commission and with securities regulators in Canada on System for Electronic Document Analysis and Retrieval (“SEDAR”) and as otherwise enumerated herein or therein, could affect Endo’s future financial results and could cause Endo’s actual results to differ materially from those expressed in forward-looking statements contained in EHSI’s Annual Report on Form 10-K. The forward-looking statements in this presentation are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results. Endo assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required under applicable securities law.

This presentation may refer to non-GAAP financial measures, including adjusted diluted EPS, that are not prepared in accordance with accounting principles generally accepted in the United States and that may be different from non-GAAP financial measures used by other companies. Investors are encouraged to review Endo’s current report on Form 8-K filed with the SEC for Endo’s reasons for including those non-GAAP financial measures in this presentation. Reconciliation of non-GAAP financial measures to the nearest comparable GAAP amounts have been provided within the appendix at the end of this presentation.

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©2014 Endo Pharmaceuticals Inc. All rights reserved.

Today’s Agenda

Company Strategy and First Year Progress Core Business Growth M&A Program Near Term Objectives and Progress 2014 Financial Guidance Q&A

©2014 Endo Pharmaceuticals Inc. All rights reserved.

Endo’s strategic direction

Build a leading global specialty healthcare company

Focus on maximizing the value of each of our core businesses

Participate in specialty areas offering above average growth and  favorable margins

Transform operating model to maximize growth potential and cash flow  generation

Continue our commitment to serving our patients and customers

Maximize shareholder value by adapting to market realities and customer  changes

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@2014 Endo Pharmaceuticals Inc. All rights reserved.

Endo Operating Model

Lean, efficient operating model

Performance metrics aligned with shareholder interests

M&A an important component of building & growing the business long term Agnostic on therapeutic areas, but with focus in specialty areas Focused, de-risked R&D

Streamlined and diversified organization with quick decision making

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©2014 Endo Pharmaceuticals Inc. All rights reserved.

Delivering Our Strategy – A Year in Review

- Implemented a Lean Operating Model
  - On-track for $325M of Adjusted Operating Expense reductions versus 2012
- Completed/initiated multiple accretive, value-creating transactions
  - Closed Boca Pharmacal and Paladin Labs deals
  - Announced acquisition of Sumavel® DosePro® and Somar
- Increased strategic focus
  - Completed the divestiture of HealthTronics
  - Reached agreements in principle to settle substantial majority of mesh liability
- Focused on driving organic growth through our core business
- Sharpened R&D focus on near-term priorities
- Progressed optimizing our capital structure
- Strengthened talent and organization

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©2014 Endo Pharmaceuticals Inc. All rights reserved.

Drive Organic Growth – U.S. Branded Pharmaceuticals

Managing successfully through Lidoderm® LOE – Launched AG

Launched AVEED® in March; leading indicators on-track

BEMA® Buprenorphine development meeting key milestones

Announced acquisition of Sumavel® DosePro®

Branded Pharmaceuticals Core Revenue Growth

3%

2%

2H 2013 Q1 2014

Core Excludes Lidoderm®, Actavis Royalty and OPANA® ER

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©2014 Endo Pharmaceuticals Inc. All rights reserved.

Drive Organic Growth – U.S. Generic Pharmaceuticals

Successful Integration of Boca Pharmacal

Strong prescription volumes growth in controlled substances business outpacing the market

Conversion of high-dose APAP products to low dose successful

Continued strong double digit growth

U.S. Generics Revenue Growth

19%

15%

FY2013 Q1 2014

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©2014 Endo Pharmaceuticals Inc. All rights reserved.

Drive Organic Growth-Devices

Continued strength in Men’s

Health

Strong growth in BPH business

led by increased fiber sales

Solid growth in International

Managing impact of market

decline in Women’s Health

Accelerated process remediation

plan underway

Devices Revenue Growth Versus

4%

2%

1%

-2%

FY 2013 FY 2013 less WH Q1 2014 Q1 2014 less WH

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©2014 Endo Pharmaceuticals Inc. All rights reserved.

Drive Organic Growth – International Pharmaceuticals

March 2014 performance on-track with internal

expectations

Established Irish Trading Company (Endo Ventures)

Supports ability to complete transactions through Ireland

Key functions in-place and actively recruiting for management positions

Continuing to optimize corporate structure

Progress in Paladin business development

In licensing projects (e.g., ZertaneTM )

©2014 Endo Pharmaceuticals Inc. All rights reserved.

Our M&A Strategy

Focused on near-term accretive, value creating transactions

Rigorous evaluation governed by key financial measures

Deal-related synergies primarily from operating improvements

Therapeutically agnostic, but focused on specialty arenas

Positioned to evaluate global opportunities

Committed to a flexible capital structure

©2014 Endo Pharmaceuticals Inc. All rights reserved.

Recent M&A Progress – Sumavel® DosePro®

Sumavel DosePro expands portfolio of branded pharmaceuticals products

Logical fit with existing U.S. Branded Pharmaceuticals commercial structure

Potential to add value through greater focus

Acquisition expected to close in Q2 2014

©2014 Endo Pharmaceuticals Inc. All rights reserved.

Recent M&A Progress – Grupo Farmaceutico Somar

2013E Sales ~$100M

2%

27%

71%

Generics Branded Generics OTC

Creates new Latin America platform

Builds on starting point of Paladin in Mexico

Access to high growth emerging markets, sales and marketing, R&D  and manufacturing capabilities

Acquisition expected to close in Q3 2014

©2014 Endo Pharmaceuticals Inc. All rights reserved.

Near Term Priorities

Meet Financial Targets

Drive Organic Growth Through Our Core Business Establish New Corporate Structure Implement Lean Operating Model

Complete 2-3 Near-term Accretive, Value-creating Transactions Increase Value  of Pipeline and Launch Products Maximize Balance Sheet Flexibility Develop Organization and Culture Aligned with New Strategy Enhance Continued Focus on Quality, Compliance and Risk

©2014 Endo Pharmaceuticals Inc. All rights reserved.

2014 Financial Guidance

Measure

2014 Guidance

Revenues

$2.55B-$2.64B

Adjusted Gross Margin

63% to 65%

Adjusted Operating Expenses

Year-over-year low-double

percentage decrease

Adjusted Interest Expenses

~$205M

Reported (GAAP) Earnings (Loss) per share

($1.35) to ($1.10)

Adjusted Diluted EPS

$3.60 to $3.85

Adjusted Effective Tax Rate

23% to 25%

Weighted Average Diluted Shares Outstanding

Approximately 158M

©2014 Endo Pharmaceuticals Inc. All rights reserved.

Summary Wrap-up

Executing strategy announced in June 2013

Reducing impact of historical challenges

Convertible Notes

Mesh liability

LIDODERM® loss of exclusivity

Deploying capital to accretive, value-creating opportunities

•	Sale of HealthTronics Boca Pharmacal and Paladin Labs (completed) Sumavel® DosePro® and Grupo Farmaceutico Somar (announced)

Enhancing operational focus on organic growth drivers

Sharpening R&D focus on near-term opportunities

Meeting our financial targets

•	Recently raised 2014 Revenue and Adjusted EPS Financial Guidance

©2014 Endo Pharmaceuticals Inc. All rights reserved.

Appendix

©2014 Endo Pharmaceuticals Inc. All rights reserved.

Reconciliation of Non-GAAP Measures

Three Months Ended March 31, 2014 (unaudited)	Actual Reported (GAAP)	Adjustments		Non-GAAP Adjusted
REVENUES	$ 594,609	$ —		$ 594,609
COSTS AND EXPENSES:				
Cost of revenues	251,961	(56,415)	(1)	195,546
Selling, general and administrative	226,704	(78,665)	(2)	148,039
Research and development	41,680	(10,076)	(3)	31,604
Litigation-related and other contingencies	626,151	(626,151)	(4)	—
Acquisition-related and integration items	45,269	(45,269)	(5)	—
OPERATING (LOSS) INCOME	$ (597,156)	$ 816,576		$ 219,420
INTEREST EXPENSE, NET	53,398	(5,969)	(6)	47,429
LOSS ON EXTINGUISHMENT OF DEBT	9,596	(9,596)	(7)	—
OTHER INCOME, NET	(6,032)	—		(6,032)
(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAX	$ (654,118)	$ 832,141		$ 178,023
INCOME TAX	(215,421)	258,495	(8)	43,074
(LOSS) INCOME FROM CONTINUING OPERATIONS	$ (438,697)	$ 573,646		$ 134,949
DISCONTINUED OPERATIONS, NET OF TAX	$ 5,419	$ (2,669)	(9)	$ 2,750
CONSOLIDATED NET (LOSS) INCOME	$ (433,278)	$ 570,977		$ 137,699
Less: Net income attributable to noncontrolling interests	3,634	—		3,634
NET (LOSS) INCOME ATTRIBUTABLE TO ENDO INTERNATIONAL PLC	$ (436,912)	$ 570,977		$ 134,065
DILUTED EARNINGS PER SHARE DATA ATTRIBUTABLE TO ENDO INTERNATIONAL PLC.:				
Continuing operations	$ (3.42)			$ 0.93
Discontinued operations	0.01			(0.01)
DILUTED (LOSS) EARNINGS PER SHARE	$ (3.41)			$ 0.92
DILUTED WEIGHTED AVERAGE SHARES	128,135			145,361

Notes to reconciliation of our GAAP statements of operations to our adjusted statements of operations:

1. To exclude amortization of commercial intangible assets related to developed technology of $52,679, a step-up in inventory of $3,581 and accruals for milestone payments to partners of $155.
2. To exclude certain separation benefits and other costs incurred in connection with continued efforts to enhance the company's operations of $1,201, amortization of intangible assets of $2,515, mesh litigation-related defense costs of $14,949 and excise tax payments of $60,000.
3. To exclude milestone payments to partners of $11,000 and adjustments to accruals for other costs incurred in connection with continued efforts to enhance the company's operations of $(924).
4. To exclude the net impact of accruals primarily for mesh-related product liability.
5. To exclude acquisition and integration costs of $45,269 associated with the Paladin, Boca and other acquisitions.
6. To exclude additional interest expense as a result of the prior adoption of ASC 470-20.
7. To exclude the unamortized debt issuance costs written off and recorded as a net loss on extinguishment of debt upon our refinancing of our term loan indebtedness.
8. To reflect the cash tax savings results from our acquisitions and dispositions and the tax effect of the pre-tax adjustments above at applicable tax rates.
9. To exclude certain items related to the HealthTronics business, which is reported as Discontinued operations, net of tax, that the Company believes does not reflect its core operating performance.

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©2014 Endo Pharmaceuticals Inc. All rights reserved.

Reconciliation of Non-GAAP Measures

Three Months Ended March 31, 2013 (unaudited)		Actual Reported (GAAP)		Adjustments			Non-GAAP Adjusted
REVENUES	$	658,494	$	—		$	658,494
COSTS AND EXPENSES:							
Cost of revenues		254,381		(44,736)	(1)		209,645
Selling, general and administrative		227,232		(21,267)	(2)		205,965
Research and development		38,769		(5,815)	(3)		32,954
Litigation-related and other contingencies		68,232		(68,232)	(4)		—
Asset impairment charges		1,100		(1,100)	(5)		—
Acquisition-related and integration items		558		(558)	(6)		—
OPERATING INCOME	$	68,222	$	141,708		$	209,930
INTEREST EXPENSE, NET		44,276		(5,450)	(7)		38,826
LOSS ON EXTINGUISHMENT OF DEBT		11,312		(11,312)	(8)		—
OTHER (INCOME) EXPENSE, NET		(18,269)		19,227	(9)		958
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAX	$	30,903	$	139,243		$	170,146
INCOME TAX		9,250		36,558	(10)		45,808
INCOME FROM CONTINUING OPERATIONS	$	21,653	$	102,685		$	124,338
DISCONTINUED OPERATIONS, NET OF TAX	$	4,950	$	5,204	(11)	$	10,154
CONSOLIDATED NET INCOME	$	26,603	$	107,889		$	134,492
Less: Net income attributable to noncontrolling interests		11,254		—			11,254
NET INCOME ATTRIBUTABLE TO ENDO INTERNATIONAL PLC	$	15,349	$	107,889		$	123,238
DILUTED EARNINGS PER SHARE DATA ATTRIBUTABLE TO ENDO INTERNATIONAL PLC.:							
Continuing operations	$	0.19				$	1.10
Discontinued operations		(0.05)					(0.01)
DILUTED EARNINGS PER SHARE	$	0.14				$	1.09
DILUTED WEIGHTED AVERAGE SHARES		113,189					113,189

Notes to reconciliation of our GAAP statements of operations to our adjusted statements of operations:

1. To exclude amortization of commercial intangible assets related to marketed products of $44,736.
2. To exclude certain separation benefits and other costs incurred in connection with continued efforts to enhance the company's operations of $10,453, amortization of customer relationships of $2,514 and mesh litigation-related defense costs of $8,300.
3. To exclude milestone payments to partners of $2,574 and certain separation benefits and other costs incurred in connection with continued efforts to enhance the company's operations of $3,241.
4. To exclude the net impact of accruals for litigation-related and other contingencies.
5. To exclude asset impairment charges.
6. To exclude acquisition-related and integration costs.
7. To exclude additional interest expense as a result of the prior adoption of ASC 470-20.
8. To exclude the unamortized debt issuance costs written off and recorded as a net loss on extinguishment of debt upon our March 2013 prepayment on our term loan indebtedness as well as upon the amendment and restatement of our existing credit facility.
9. To exclude patent litigation settlement income.
10. To reflect the cash tax savings results from our acquisitions and the tax effect of the pre-tax adjustments above at applicable tax rates.
11. To exclude certain items related to the HealthTronics business, which is reported as Discontinued operations, net of tax, that the Company believes does not reflect its core operating performance.

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©2014 Endo Pharmaceuticals Inc. All rights reserved.

Reconciliation of Non-GAAP Measures

Endo Pharmaceuticals plc Net Revenues (unaudited) (in thousands)

Three Months Ended March 31, Percent 2014 2013 Growth Branded Pharmaceuticals: LIDODERM® $ 33,080 $ 187,024 (82)% OPANA® ER 46,953 56,327 (17)% Voltaren® Gel 37,559 36,110 4 % PERCOCET® 28,980 26,618 9 % FORTESTA® Gel 11,143 14,654 (24)% FROVA® 15,280 13,777 11 % SUPPRELIN® LA 13,757 13,426 2 % VALSTAR® 5,379 5,415 (1)% VANTAS® 1,698 3,867 (56)% Other Branded Products 576 273 111 % Royalty and Other Revenue 39,760 98 NM Total Branded Pharmaceuticals $ 234,165 $ 357,589 (35)% Total Generic Pharmaceuticals $ 211,855 $ 178,253 19 % Total International Pharmaceuticals 24,822 — NM Devices: Men’s Health 68,321 67,568 1 % Women’s Health 25,837 28,604 (10)% BPH Therapy 29,609 26,480 12 % Total Devices 123,767 122,652 1 % Total Revenue $ 594,609 $ 658,494 (10)%

©2014 Endo Pharmaceuticals Inc. All rights reserved.

Reconciliation of Non-GAAP Measures

For an explanation of Endo’s reasons for using non-GAAP measures,  see Endo’s Current Report on Form 8-K filed today with the

Securities and Exchange Commission

Reconciliation of Projected GAAP Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share Guidance  for the Year

Ending December 31, 2014

Lower End of Range Upper End of Range

Projected GAAP diluted income per common share ($1.35) ($1.10)

Upfront and milestone-related payments to partners $0.14 $0.14

Amortization of commercial intangible assets and inventory step up $1.51 $1.51

Acquisition Related, Integration and Restructuring Charges $0.76 $0.76

Basic to Diluted weighted average share count effect $0.08 $0.08

Charges for Litigation and other legal matters $4.35 $4.35

Interest expense adjustment for ASC 470-20 and other treasury items $0.12 $0.12

Tax effect of pre-tax adjustments at the applicable tax rates and  certain other ($2.01) ($2.01)

expected cash tax savings as a result of recent acquisitions

Diluted adjusted income per common share guidance $3.60 $3.85

The company’s guidance is being issued based on certain assumptions  including:

•	Certain of the above amounts are based on estimates and there can be no assurance that Endo will achieve these results
•	Includes all completed business development transactions as of May 1, 2014

©2014 Endo Pharmaceuticals Inc. All rights reserved.

Endo International plc

Bank of America Merrill Lynch Health Care Conference

May 13, 2014

©2014 Endo Pharmaceuticals Inc. All rights reserved.